UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund,

             Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2019

Date of reporting period: 04/30/2019

Item 1 – Report to Stockholders

APRIL 30, 2019

ANNUAL REPORT

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. In fixed-income markets, short-term U.S. Treasury yields rose, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed shifted to a more patient perspective on the economy after increasing interest rates three times. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending. The shift toward more stimulative economic policy helped equity markets rebound in 2019.

We continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In this environment, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.76%	13.49%
U.S. small cap equities (Russell 2000® Index)	6.06	4.61
International equities (MSCI Europe, Australasia, Far East Index)	7.45	(3.22)
Emerging market equities (MSCI Emerging Markets Index)	13.76	(5.04)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.18	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.09	6.44
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.49	5.29
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.36	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.54	6.74
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended April 30, 2019

Municipal Market Conditions

Municipal bonds experienced solid performance during the period, despite challenged total returns during most of 2018 as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. Performance turned stronger late in the year, with interest rates rallying as the Fed tilted more dovish and indicated a pivot from forecast based to data driven policy and a wait-and-see approach on future rate hikes. During the period, demand for the asset class remained incredibly firm, although displayed some bouts of volatility. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended April 30, 2019, municipal bond funds experienced net inflows of approximately $27.8 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance underwhelmed from a historical perspective at just $321 billion (below the $385 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This transitioned the market to a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

S&P Municipal Bond Index Total Returns as of April 30, 2019 6 months: 5.36% 12 months: 5.84%

A Closer Look at Yields

From April 30, 2018 to April 30, 2019, yields on AAA-rated 30-year municipal bonds decreased by 54 basis points (“bps”) from 3.09% to 2.55%, while ten-year rates decreased by 63 bps from 2.49% to 1.86% and five-year rates decreased by 56 bps from 2.19% to 1.63% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 24 bps, led by 33 bps of flattening between two- and ten-year maturities.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries, driven by the long end of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of April 30, 2019	BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its total assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2019 ($14.15)(a)	5.00%
Tax Equivalent Yield(b)	8.45%
Current Monthly Distribution per Common Share(c)	$0.0590
Current Annualized Distribution per Common Share(c)	$0.7080
Leverage as of April 30, 2019(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MYD(a)(b)	13.76%	6.80%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

Long-dated securities on the lower end of the investment grade spectrum (those rated A and BBB) were the largest contributors to performance. At the sector level, holdings in transportation, tax-backed and health care issues were key contributors.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$14.15	$13.12	7.85%	$14.22	$12.30
Net Asset Value	14.56	14.38	1.25	14.56	13.95

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	26%	25%
Health	17	21
Utilities	13	11
County/City/Special District/School District	12	10
State	9	10
Tobacco	8	8
Corporate	7	7
Education	6	7
Housing	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	17%
2020	12
2021	11
2022	9
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	3%	4%
AA/Aa	37	41
A	24	19
BBB/Baa	17	17
BB/Ba	3	5
B	4	3
CC	1	—
N/R(b)	11	11

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are rated in the three highest quality rating categories (A or better), or, if unrated, are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2019 ($13.99)(a)	4.80%
Tax Equivalent Yield(b)	8.11%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of April 30, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MQY(a)(b)	6.53%	8.42%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

The rally in municipal bond prices provided a tailwind for the Fund. Portfolio income was also a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of both income and rising bond prices. However, the cost of leverage increased during the period due to the Fed’s three interest rate increases.

During the latter part of the period, municipal investors began to reach for yield amid a strong backdrop for both fundamentals and supply-and-demand factors. In this environment, the Fund benefited from allocations to the long end of the yield curve, lower-rated investment-grade bonds, and both low- and zero-coupon bonds.

At the sector level, positions in the state tax-backed, health care and transportation issues made the largest contribution to performance.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a negative effect on returns.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$13.99	$13.83	1.16%	$14.14	$12.70
Net Asset Value	15.67	15.22	2.96	15.67	14.72

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	29%	25%
County/City/Special District/School District	20	17
Health	15	14
State	12	13
Utilities	10	16
Housing	6	2
Education	3	6
Tobacco	3	2
Corporate	2	5

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	9%
2020	4
2021	11
2022	7
2023	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	4%	4%
AA/Aa	50	52
A	28	23
BBB/Baa	12	10
BB/Ba	2	3
N/R(b)	4	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2019 ($12.26)(a)	4.70%
Tax Equivalent Yield(b)	7.94%
Current Monthly Distribution per Common Share(c)	$0.0480
Current Annualized Distribution per Common Share(c)	$0.5760
Leverage as of April 30, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MQT(a)(b)	7.52%	8.21%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

The rally in municipal bond prices provided a tailwind for the Fund. Portfolio income was also a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of both income and rising bond prices. However, the cost of leverage increased during the period due to the Fed’s three interest rate increases.

During the latter part of the period, municipal investors began to reach for yield amid a strong backdrop for both fundamentals and supply-and-demand factors. In this environment, the Fund benefited from allocations to the long end of the yield curve, lower-rated investment-grade bonds, and both low- and zero-coupon bonds.

At the sector level, positions in the state tax-backed, health care and transportation issues made the largest contribution to performance.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$12.26	$11.98	2.34%	$12.35	$11.14
Net Asset Value	13.77	13.37	2.99	13.77	12.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	28%	27%
Health	18	16
County/City/Special District/School District	17	17
Utilities	12	16
State	10	12
Housing	5	2
Education	5	6
Corporate	3	2
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	9%
2020	5
2021	9
2022	8
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	5%	4%
AA/Aa	48	47
A	27	26
BBB/Baa	11	14
BB/Ba	2	2
N/R(b)	7	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Schedule of Investments April 30, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 120.0%

Alabama — 2.1%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,665	$1,833,848
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,528,568
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,626,277

		13,988,693

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	235	235,064

Arizona — 2.8%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	3,575	3,729,940
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	9,092,019
5.00%, 12/01/37	5,000	6,297,000

		19,118,959

California — 8.0%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	4,455	6,237,668
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	4,425	4,454,117
Sutter Health, Series B, 6.00%, 08/15/20(b)	6,465	6,835,768
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 07/01/19(b)	3,155	3,177,590
St. Joseph Health System, 5.00%, 07/01/33	2,560	2,866,739
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	305	340,831
5.25%, 08/15/49	770	849,710
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,650	1,739,133
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 07/01/19(b)	2,300	2,313,570
Loma Linda University Medical Center, 5.00%, 12/01/41(a)	1,100	1,200,518
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	955	1,037,837
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 05/01/43	3,285	3,304,086
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	1,605	1,607,199
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	478,208
6.25%, 10/01/40	335	394,918
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/47	4,525	4,428,572
5.25%, 06/01/47	1,140	1,147,022
State of California, GO:
(AMBAC), 5.00%, 04/01/31	10	10,025
Various Purposes, 6.00%, 03/01/33	5,085	5,273,501
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,605	1,779,881
Sub-Series I-1, 6.38%, 11/01/19(b)	2,385	2,443,719

Security	Par (000)	Value

California (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 06/01/25	$855	$859,985
5.00%, 06/01/37	1,775	1,785,348

		54,565,945

Colorado — 1.3%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	2,635	3,283,843
Denver Connection West Metropolitan District, GO, Series A, 5.38%, 08/01/47	1,250	1,274,550
University of Colorado, RB, Series A(b):
5.25%, 06/01/19	2,250	2,256,615
5.38%, 06/01/19	1,250	1,253,800
5.38%, 06/01/19	830	832,523

		8,901,331

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	2,813,461

Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,430,000
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,430	2,712,585
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,577,534

		13,720,119

District of Columbia — 6.2%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	910	1,066,902
Georgetown University Issue, 5.00%, 04/01/42	745	859,670
The Catholic University of America Issue, 5.00%, 10/01/48	4,875	5,571,979
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	4,440	4,688,285
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	4,240	4,495,714
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31(c)	8,350	5,552,333
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32(c)	15,000	9,566,250
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,452,718
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33(c)	13,410	8,207,456

		42,461,307

Florida — 5.3%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(b)	6,900	7,048,074
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	4,825	5,258,526
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	3,026,564
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	7,530	7,924,647

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT(a)(d):
6.38%, 01/01/49	$1,300	$1,334,138
6.50%, 01/01/49	1,840	1,885,209
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	6,150	6,944,396
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(e)(f)	3,339	2,487,362

		35,908,916

Georgia — 2.5%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	6,660	7,057,269
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	1,075	1,239,991
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,728,747
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	1,040	1,258,431
5.00%, 05/15/36	1,040	1,260,397
5.00%, 05/15/37	1,145	1,389,492
5.00%, 05/15/38	630	766,212
5.00%, 05/15/49	2,100	2,627,268

		17,327,807

Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	2,760	2,868,992

Idaho — 1.5%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	10,000	10,041,200

Illinois — 14.5%
Chicago Board of Education, GO:
Refunding, Dedicated Revenues, 5.00%, 12/01/31	1,000	1,086,090
Dedicated Revenues, Series H, 5.00%, 12/01/36	460	491,183
Project, 5.25%, 12/01/35	3,095	3,283,516
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, 5.00%, 12/01/25	1,735	1,874,026
Dedicated Revenues, Series F, 5.00%, 12/01/22	1,305	1,382,922
Dedicated Revenues, Series G, 5.00%, 12/01/34	455	488,989
5.00%, 12/01/25	1,365	1,474,377
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	1,125	1,179,056
5.00%, 12/01/46	2,915	2,998,923
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/21(b)	3,390	3,615,401
5.63%, 01/01/35	810	858,535
Series A, 5.75%, 01/01/21(b)	2,940	3,141,478
Series A, 5.75%, 01/01/39	560	594,126
Series C, 6.50%, 01/01/21(b)	11,920	12,881,110
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,242,166
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,722,669
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	425	464,096
5.00%, 02/15/50	210	228,537
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,108,944

Security	Par (000)	Value

Illinois (continued)
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	$3,235	$3,296,918
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(c)	27,225	8,416,881
Series B (AGM), 5.00%, 06/15/50	12,435	12,741,647
Series B-2, 5.00%, 06/15/50	5,085	5,142,410
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	2,730	2,943,486
6.00%, 06/01/21	2,335	2,541,367
State of Illinois, GO:
5.50%, 07/01/38	4,000	4,229,920
5.00%, 02/01/39	3,195	3,316,793
Refunding, Series B, 5.00%, 10/01/29	1,865	2,062,037
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/28	1,000	1,107,140
State of Illinois, GO, Series A, 5.00%, 04/01/38	2,510	2,597,473
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	5,815	6,552,691
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	2,045	2,236,494

		99,301,401

Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	1,635	1,886,316
7.00%, 01/01/44	3,950	4,592,902
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,152,145
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	910	981,553
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	3,015	3,245,195
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	840	911,854
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	1,690	1,720,251
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	5,490	5,490,000
5.75%, 05/01/31	1,155	1,155,000
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,853,093

		29,988,309

Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	5,720	6,129,952
Midwestern Disaster Area, 5.25%, 12/01/25	940	1,012,747
Midwestern Disaster Area, 5.88%, 12/01/26(a)	835	877,643
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	910	945,090
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 06/01/34	2,695	2,674,815

		11,640,247

Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C(b):
5.75%, 11/15/19	95	97,007
5.75%, 11/15/19	4,285	4,379,056

		4,476,063

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	$2,055	$2,208,940
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,625	2,966,775
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(g)	2,485	2,505,824

		7,681,539

Louisiana — 1.7%
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	1,260	1,285,994
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	2,055	2,121,068
5.25%, 05/15/31	1,750	1,844,220
5.25%, 05/15/32	2,240	2,410,845
5.25%, 05/15/33	2,430	2,605,762
5.25%, 05/15/35	1,025	1,114,482

		11,382,371

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(b)	980	985,370
5.00%, 07/01/39	2,160	2,169,569

		3,154,939

Maryland — 0.6%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 07/01/34	1,347	1,352,172
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,545	1,589,311
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	880	1,021,830

		3,963,313

Massachusetts — 0.6%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 07/01/29	3,250	4,231,208

Michigan — 3.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,995	9,739,696
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	1,545	1,605,039
5.50%, 05/15/36	1,250	1,290,050
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,830	1,957,496
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	6,085	6,218,566
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	2,105	2,483,521
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	2,255	2,571,264

		25,865,632

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,160	2,278,519
5.25%, 02/15/53	4,315	4,946,155

		7,224,674

Security	Par (000)	Value

Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 09/01/19(b)	$280	$283,536

Missouri — 1.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	559,424
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	5,470	6,304,230
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	510	548,979

		7,412,633

Nebraska — 0.4%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	1,670	1,821,419
5.00%, 09/01/42	925	1,001,821

		2,823,240

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	3,205	3,245,383
Series C, AMT, 4.88%, 11/01/42	1,665	1,698,500

		4,943,883

New Jersey — 9.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,490	3,756,845
5.25%, 11/01/44	3,180	3,418,246
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	2,250	2,264,985
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 09/15/19	460	463,988
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	975	1,063,540
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,400	2,744,744
Series EEE, 5.00%, 06/15/48	7,780	8,517,777
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	3,040	3,306,760
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(b)	1,150	1,270,509
Series A, 5.00%, 01/01/43	685	743,204
Series E, 5.00%, 01/01/45	5,425	6,084,788
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(c)	7,395	3,918,610
Transportation Program, Series AA, 5.00%, 06/15/44	1,360	1,444,538
Transportation Program, Series AA, 5.00%, 06/15/44	2,515	2,638,109
Transportation System, Series A, 5.50%, 06/15/41	3,630	3,805,656
Transportation System, Series B, 5.25%, 06/15/36	4,990	5,207,165
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	5,120	5,727,181
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	6,060	6,320,338

		62,696,983

New York — 7.3%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	4,235	4,558,342

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	$3,700	$3,790,206
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	449	487,844
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,070	4,015,706
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,624,392
5.25%, 11/15/39	1,765	2,004,722
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	4,910	5,002,210
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	2,480	2,558,839
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	8,145	8,763,450
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	705	777,086
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	1,760	1,932,902
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,525	1,665,285
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	2,779,324
6.00%, 12/01/42	1,485	1,571,605
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	3,750	4,465,463

		49,997,376

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,140	1,174,838
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 07/01/35	2,970	3,266,822
Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	1,210	1,338,793

		5,780,453

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	2,000	2,243,060

Ohio — 2.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	9,385	8,892,287
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	4,160	4,311,674
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,380	1,494,816
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	964,244
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 05/01/39	1,850	1,854,995
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,685	1,801,400

		19,319,416

Security	Par (000)	Value

Oklahoma — 1.7%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	$4,320	$4,569,307
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	2,460	2,821,374
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	4,115	4,394,326

		11,785,007

Pennsylvania — 3.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	5,250	5,449,815
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,325	1,425,051
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	1,185	1,234,592
5.00%, 09/01/43	2,610	2,984,013
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,765	1,933,734
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	3,864,548
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,210	3,372,779
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,567,701

		22,832,233

Puerto Rico — 3.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,430	1,445,945
5.63%, 05/15/43	1,430	1,445,687
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	5,165	5,081,069
5.13%, 07/01/37	1,470	1,446,112
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	1,530	1,531,912
6.00%, 07/01/44	2,770	2,773,462
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	58	58,839
4.75%, 07/01/53	2,308	2,204,371
5.00%, 07/01/58	5,051	4,978,064

		20,965,461

Rhode Island — 2.8%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(e)(f)	4,155	747,900
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	8,215	8,075,756
5.00%, 06/01/50	9,875	10,129,479

		18,953,135

South Carolina — 5.4%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	6,455	7,324,230
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(b)	6,695	6,974,717
AMT, 5.25%, 07/01/55	2,690	3,002,309

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	$8,090	$8,983,783
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	5,000	5,530,150
Series E, 5.25%, 12/01/55	4,550	5,108,240

		36,923,429

Tennessee — 1.0%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	2,855	3,068,868
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,440	1,615,406
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	2,025	2,329,297

		7,013,571

Texas — 8.8%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	4,365	4,684,867
Sub-Lien, 5.00%, 01/01/33	725	787,466
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 07/15/30	3,600	3,971,376
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,200	2,428,976
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,440	2,904,796
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	1,525	1,708,320
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 01/01/23(b)	485	575,918
6.38%, 01/01/33	460	513,802
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	4,320	4,436,251
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	9,585	11,006,264
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(b)	1,000	1,013,390
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	4,110	1,916,000
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	2,148,979
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	5,260	6,182,078
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,340,980
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	6,454,472
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	2,435	2,753,352

		59,827,287

Security	Par (000)	Value

Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	$1,845	$2,130,163
5.00%, 07/01/47	1,920	2,190,317

		4,320,480

Virginia — 2.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health, 5.50%, 05/15/19(b)	6,270	6,278,715
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,270	3,501,647
6.00%, 01/01/37	3,900	4,302,597

		14,082,959

Washington — 1.5%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	3,120	3,549,562
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,565	1,728,981
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,745	5,228,800

		10,507,343

Wisconsin — 2.8%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	14,300	14,300,000
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,050,663

		19,350,663

Wyoming — 0.9%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 07/15/26	6,195	6,258,065

Total Municipal Bonds — 120.0% (Cost — $764,004,669)		819,181,703

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 7.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(i)	6,496	6,936,652
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	19,080	19,420,133
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	11,973	12,382,458
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	6,494	7,508,469
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	2,154	2,174,619

		48,422,331

Colorado — 2.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(i)	4,775	5,652,140
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(i)	4,299	4,319,565
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	7,820	8,199,544

		18,171,249

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 1.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	$10,265	$10,699,610

Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	11,448	11,987,898

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	3,000	3,176,520

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,333	4,574,559
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	4,913,403

		9,487,962

New York — 9.6%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	3,195	3,209,378
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(i):
5.75%, 02/15/21(b)	2,018	2,159,774
5.75%, 02/05/21	1,242	1,328,628
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,629	23,489,502
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	13,081	14,312,260
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	6,248,772
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	13,980	15,118,951

		65,867,265

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	5,290	6,010,842

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,877	5,726,334

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	3,272	3,364,076

Texas — 4.4%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	5,060	5,554,792
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,398,241
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	4,335	4,442,118
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	5,700	5,879,379
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,243	6,799,684

		30,074,214

Security	Par (000)	Value

Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	$7,303	$7,374,415

Virginia — 0.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,261,458

Wisconsin — 0.9%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	5,950	6,207,373

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.1% (Cost — $223,454,034)		232,831,547

Total Long-Term Investments — 154.1% (Cost — $987,458,703)		1,052,013,250

	Shares

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(j)(k)	5,922,549	5,923,141

Total Short-Term Securities — 0.9% (Cost — $5,923,723)		5,923,141

Total Investments — 155.0% (Cost — $993,382,426)		1,057,936,391

Other Assets Less Liabilities — 2.0%		13,546,258

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.2)%		(137,602,258)

VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (36.8)%		(251,048,238)

Net Assets Applicable to Common Shares — 100.0%		$682,832,153

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019 to July 1, 2034, is $19,237,534. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Fund, Inc. (MYD)

(k)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,484,552	2,437,997	5,922,549	$5,923,141	$103,326	$1,669	$(582)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	75	06/19/19	$9,275	$(37,215)
Long U.S. Treasury Bond	297	06/19/19	43,798	(173,251)
5-Year U.S. Treasury Note	29	06/28/19	3,354	(21,343)

				$(231,809)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$231,809	$—	$231,809

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,245,701)	$—	$(1,245,701)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(275,233)	$—	$(275,233)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$42,902,607

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Fund, Inc. (MYD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,052,013,250	$—	$1,052,013,250
Short-Term Securities	5,923,141	—	—	5,923,141

	$5,923,141	$1,052,013,250	$—	$1,057,936,391

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(231,809)	$—	$—	$(231,809)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which valued at the unrealized depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(136,924,896)	$—	$(136,924,896)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(388,324,896)	$—	$(388,324,896)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments April 30, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 114.1%

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/34	$1,145	$1,316,693

Alaska — 1.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,500,590
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 09/01/19(a)	4,425	4,488,499

		5,989,089

Arizona — 0.6%
County of Maricopa Arizona IDA, Refunding RB, HonorHealth, Series A, 5.00%, 09/01/36	880	1,023,757
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,546,472
5.25%, 10/01/28	250	253,775

		2,824,004

California — 16.2%
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 08/01/38(b)	7,405	2,939,933
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	775	780,100
Sutter Health, Series B, 5.88%, 08/15/20(a)	1,500	1,583,640
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,447,503
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	2,000	2,161,240
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	1,325	1,350,400
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 05/01/34	5,000	5,989,250
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	565	654,976
Series A, 5.00%, 03/01/37	620	716,429
Series A-1, 5.75%, 03/01/34	1,150	1,220,898
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	900	973,863
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	2,320	2,308,284
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(b)	5,000	3,576,000
Grossmont-Cuyamaca Community College District, GO, Refunding, CAB, Election of 2002, Series C (AGC), 0.00%, 08/01/30(b)	10,030	7,402,942
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 08/01/34(c)	4,125	4,566,952
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(c)	1,945	1,764,854
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 08/01/36(b)	5,000	2,957,950
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 08/01/37(b)	4,005	2,246,685
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 6.38%, 08/01/34(c)	10,000	12,101,800

Security	Par (000)	Value

California (continued)
San Diego California Unified School District, GO, Election of 2008(b):
CAB, Series C, 0.00%, 07/01/38	$2,200	$1,216,314
CAB, Series G, 0.00%, 07/01/34	900	455,733
CAB, Series G, 0.00%, 07/01/35	950	451,991
CAB, Series G, 0.00%, 07/01/36	1,430	639,310
CAB, Series G, 0.00%, 07/01/37	950	399,219
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(b)	1,725	1,234,203
San Marcos Unified School District, GO, Election of 2010, Series A, 5.00%, 08/01/21(a)	1,660	1,794,028
State of California, GO, 5.50%, 04/01/28	5	5,016
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,300	2,466,934
5.00%, 10/01/41	1,300	1,397,292
State of California, GO, Various Purposes, 5.00%, 04/01/42	1,500	1,616,730
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/36(b)	15,000	8,739,300

		78,159,769

Colorado — 1.2%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,725	1,818,253
Colorado Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, Series A, 4.00%, 11/15/46	1,485	1,566,007
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	1,885	1,953,011
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	593,276

		5,930,547

Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	520	534,030
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	1,060	1,126,377
Series A-1, 3.80%, 11/15/39	640	662,163
Sub-Series B-1, 4.00%, 05/15/45	965	1,004,411
State of Connecticut, GO, Series C, 5.00%, 06/15/32	840	999,037

		4,326,018

Florida — 12.0%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	2,175	2,372,425
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	1,250	1,278,412
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,378,483
5.38%, 10/01/32	1,700	1,806,862
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	2,755	3,161,115
Series B, AMT, 6.25%, 10/01/38	560	644,319
Series B, AMT, 6.00%, 10/01/42	895	1,019,826
Series B, AMT, 6.00%, 10/01/30	870	995,584
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	655	736,076
County of Miami-Dade Florida, Refunding RB, 4.00%, 10/01/40	1,220	1,291,712
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	260	291,140
Series A, 5.50%, 10/01/19(a)	6,490	6,594,684

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/32	$3,550	$3,839,076
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,600	3,992,328
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	765	832,136
5.00%, 08/01/47	2,225	2,412,189
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	705	721,257
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	45	48,542
5.00%, 10/01/31	2,780	2,990,752
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	2,390	2,743,051
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/19(a)	375	377,438
Florida Housing Finance Corp., RB, S/F Housing, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 07/01/42	1,705	1,744,965
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 06/01/27	1,395	1,486,205
5.38%, 10/01/29	1,900	2,052,817
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	4,785	5,502,319
Sub-Series A, 5.00%, 10/01/52	2,050	2,343,109
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,620	1,820,945
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	2,840	3,111,192

		57,588,959

Georgia — 1.0%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	680	784,366
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,730	1,783,803
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	935	1,064,928
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	190	210,414
5.00%, 04/01/44	855	931,548

		4,775,059

Illinois — 15.0%
City of Chicago Illinois, Refunding ARB, Senior Lien, Series B, 5.00%, 01/01/41	3,800	4,299,624
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Passenger Facility Charge, Series B, AMT, 5.00%, 01/01/31	2,500	2,675,450
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	1,475	1,615,789
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	4,615	4,931,266
3rd Lien, Series A, 5.75%, 01/01/39	885	938,932
Senior Lien, Series D, 5.25%, 01/01/42	3,985	4,644,677
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	4,090	4,488,775

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	$710	$784,387
Sales Tax Receipts, 5.25%, 12/01/36	840	885,646
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	280	294,185
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	850	913,214
Illinois Finance Authority, Refunding RB:
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	1,690	1,725,608
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	470	515,054
University of Chicago Medical Center, Series B, 4.00%, 08/15/41	1,100	1,156,001
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,875	2,000,287
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30	17,800	17,846,814
Metropolitan Pier & Exposition Authority, RB, (NPFGC)(b):
0.00%, 06/15/30(d)	800	618,336
0.00%, 06/15/30	14,205	9,618,063
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	4,625	1,637,389
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	900	979,542
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	3,200	4,157,088
State of Illinois, GO:
5.25%, 02/01/33	1,140	1,208,275
5.50%, 07/01/33	1,100	1,172,457
5.25%, 02/01/34	1,140	1,206,017
5.50%, 07/01/38	1,840	1,945,763

		72,258,639

Indiana — 0.7%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,502,326
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	690	744,255
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	1,190	1,286,306

		3,532,887

Iowa — 1.7%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	6,400	6,471,680
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	505	526,604
5.70%, 12/01/27	505	526,806
5.80%, 12/01/29	345	359,169
5.85%, 12/01/30	465	483,525

		8,367,784

Louisiana — 2.3%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,260	2,490,091
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	330	391,268
5.00%, 12/01/35	440	520,511
5.00%, 12/01/36	395	465,701
5.00%, 12/01/37	495	582,268
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	4,015	4,434,367

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/46	$1,900	$2,135,942

		11,020,148

Maine — 0.8%
State of Maine Housing Authority, RB, M/F Housing, Series E:
4.15%, 11/15/38	1,930	2,043,889
4.25%, 11/15/43	1,725	1,822,118

		3,866,007

Maryland — 0.9%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	1,580	1,672,272
Maryland Health & Higher Educational Facilities Authority, RB, Medstar Health Issue, Series A, 5.00%, 05/15/42	2,170	2,453,315

		4,125,587

Massachusetts — 2.8%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	2,855	3,193,089
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	4,450	4,713,396
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	75	77,241
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	1,090	1,131,954
Series C, 5.00%, 12/01/30	965	967,055
Series C, 5.35%, 12/01/42	495	496,109
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,720	1,890,125
Sub-Series B, 4.00%, 02/15/43	1,025	1,074,774

		13,543,743

Michigan — 5.3%
City of Detroit Michigan Water Supply System Revenue, RB, Senior Lien, Series A, 5.25%, 07/01/41	1,000	1,063,170
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	2,500	2,686,275
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	840	885,074
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	1,600	1,665,488
Trinity Health Credit Group, 5.00%, 12/01/21(a)	25	27,094
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	4,055	4,315,615
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	865	1,020,544
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	2,235	2,558,494
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,470	1,618,852
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,295,640
Series I-A, 5.38%, 10/15/41	1,000	1,081,200
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,612,540
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38	2,010	2,129,796
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	584,381

		25,544,163

Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	1,000	1,090,670

Security	Par (000)	Value

Nevada — 0.3%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 07/01/42	$1,500	$1,529,745

New Hampshire — 0.5%
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	2,200	2,272,622

New Jersey — 8.2%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,220	1,346,856
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	935	1,037,167
Series WW, 5.25%, 06/15/33	215	237,147
Series WW, 5.00%, 06/15/34	280	303,803
Series WW, 5.00%, 06/15/36	1,280	1,382,643
Series WW, 5.25%, 06/15/40	490	531,792
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	470	485,505
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	355	377,614
5.75%, 12/01/27	170	182,145
5.75%, 12/01/28	185	198,018
5.88%, 12/01/33	1,980	2,122,184
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,225	1,277,075
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	2,035	2,192,122
Transportation Program, Series AA, 5.00%, 06/15/38	2,440	2,602,431
Transportation System, CAB, Series A, 0.00%, 12/15/29(b)	7,530	5,213,621
Transportation System, Series A, 5.50%, 06/15/41	1,605	1,682,666
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	2,000	2,377,560
Transportation System, Series AA, 5.50%, 06/15/39	3,565	3,830,628
Transportation System, Series B, 5.50%, 06/15/31	2,750	2,906,942
Transportation System, Series B, 5.00%, 06/15/42	725	750,020
Transportation System, Series D, 5.00%, 06/15/32	875	950,276
Tobacco Settlement Financing Corp. New Jersey, Refunding RB:
Series A, 5.00%, 06/01/34	1,260	1,452,730
Series A, 5.00%, 06/01/36	1,855	2,117,612
Series A, 4.00%, 06/01/37	775	791,570
Sub-Series B, 5.00%, 06/01/46	3,105	3,238,391

		39,588,518

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	500	560,280

New York — 3.3%
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,550	1,670,528
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,091,375
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	615	660,541
5.75%, 02/15/47	385	411,045
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	2,855	3,117,632
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	850	956,429
Consolidated,186th Series, 5.00%, 10/15/44	1,690	1,884,975
Series 207, 4.00%, 09/15/43	630	670,118

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
State of New York HFA, RB, M/F Housing, Green Bond, Series B (SONYMA), 3.88%, 11/01/48	$230	$237,470

		15,700,113

Ohio — 0.9%
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	635	661,391
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	725	811,594
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	445	467,664
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	950	1,060,912
5.25%, 02/15/33	1,325	1,477,136

		4,478,697

Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	760	803,860

Oregon — 0.4%
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/39(c)	605	665,167
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	1,360	647,292
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	580	603,879

		1,916,338

Pennsylvania — 11.6%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	2,210	2,512,571
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	1,445	1,536,888
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	1,310	1,364,824
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,420	1,555,752
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	3,420	3,816,241
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	11,890	13,110,627
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	1,305	1,383,143
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	4,575	5,120,660
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	1,210	1,250,825
Series 128B, 3.85%, 04/01/38	2,680	2,775,944
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	963,200
Series A-1, 5.00%, 12/01/41	1,125	1,279,868
Series B, 5.00%, 12/01/40	440	498,098
Series C, 5.50%, 12/01/23(a)	760	887,467
Series C, 5.00%, 12/01/39	1,500	1,677,270
Sub-Series A-1, 5.00%, 12/01/41	2,725	3,032,762
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(a)	6,700	7,105,015
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	775	827,871

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	$2,845	$3,029,754
Series A-1, 5.00%, 12/01/40	1,040	1,169,594
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	425	477,802
State Public School Building Authority, RB, The School District of Philadelphia Project, 5.00%, 04/01/32	500	527,840

		55,904,016

Rhode Island — 1.6%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	640	725,523
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	7,180	7,058,299

		7,783,822

South Carolina — 7.5%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/38	1,500	1,673,895
5.50%, 07/01/41	2,725	3,034,070
South Carolina Jobs EDA, RB, McLeod Health Obligated Group, 5.00%, 11/01/48	3,090	3,561,596
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.50%, 08/01/21(a)	320	354,314
Prisma Health Obligated Group, 5.00%, 05/01/38	3,395	3,912,228
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(a)	2,500	2,537,225
State of South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/55	1,970	2,231,005
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	3,160	3,544,730
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	9,985	11,088,143
Series E, 5.50%, 12/01/53	985	1,083,815
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,107,383

		36,128,404

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,690	1,778,911

Tennessee — 0.6%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	1,130	1,164,906
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	1,700	1,898,543

		3,063,449

Texas — 9.7%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 07/01/19(d)	275	277,205
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/42	1,895	2,083,723
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	2,330	2,496,292
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 05/15/19(a)	150	150,239
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	760	839,526
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	2,870	1,454,172

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	$1,100	$1,231,186
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	4,340	4,943,998
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	9,064,881
5.00%, 11/01/42	1,500	1,586,955
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,493,712
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	4,665	2,052,507
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	1,675	1,787,510
1st Tier System, Series A, 6.00%, 01/01/28	635	637,083
1st Tier-Series A, 5.00%, 01/01/43	570	664,711
Series B, 5.00%, 01/01/40	1,375	1,500,812
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	3,180	1,527,163
0.00%, 09/15/36	6,015	2,718,900
0.00%, 09/15/37	4,305	1,829,151
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	535	566,137
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,600	1,732,096
5.00%, 12/15/32	3,620	3,910,288
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,745	1,904,790

		46,453,037

Utah — 0.7%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	610	704,282
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,700	1,947,231
Utah Housing Corp., RB, S/F Housing, Class III , Series D-2 (FHA), 4.00%, 01/01/36	890	899,941

		3,551,454

Washington — 3.2%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	2,690	3,060,359
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,380	1,524,597
State of Washington Convention Center Public Facilities District, RB, 5.00%, 07/01/43	840	973,812
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	4,000	4,290,560
Providence Health & Services, 4.00%, 10/01/45	965	1,007,296
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,560,456
Providence Health & Services, Series A, 5.25%, 10/01/39	850	874,404
Seattle Childrens Hospital, Series A, 5.00%, 10/01/45	1,785	1,999,039

		15,290,523

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,255	1,290,228

Security	Par (000)	Value

Wisconsin — 1.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	$1,850	$1,880,025
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.15%, 11/01/48	2,930	3,078,258
4.45%, 05/01/57	1,575	1,656,160

		6,614,443

Total Municipal Bonds — 114.1% (Cost — $504,904,121)		548,968,226

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.5%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	2,310	2,444,835

California — 2.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(f)	5,282	5,623,042
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	2,158	2,590,173
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	2,639	2,668,508
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	509	513,452

		11,395,175

Colorado — 1.0%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(f)	3,194	3,780,101
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(f)	1,220	1,225,551

		5,005,652

Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,891	2,152,437

District of Columbia — 0.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	1,319	1,348,409
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,411	1,471,792

		2,820,201

Florida — 5.7%
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	2,390	2,583,184
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	12,729	13,328,720
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	3,544	3,577,914
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	8,072,284

		27,562,102

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	2,771	2,831,519

Illinois — 4.5%
City of Chicago Illinois Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	2,850	2,851,438
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)(f)	6,198	6,224,515

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	$2,878	$3,130,844
Series A, 5.00%, 01/01/40	3,721	4,196,394
Series B, 5.00%, 01/01/40	1,409	1,595,757
Series C, 5.00%, 01/01/38	3,243	3,643,216

		21,642,164

Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	6,444	7,761,151

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	2,085	2,197,590

Maryland — 1.3%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,485	1,707,068
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	3,845	4,419,944

		6,127,012

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	2,022	2,261,501

Michigan — 2.9%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	2,701	3,003,577
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	9,075	9,696,547
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	1,180	1,353,106

		14,053,230

Nebraska — 0.8%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	3,921	3,969,480

Nevada — 2.7%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	4,202	5,005,505
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 07/01/19(a)	2,429	2,445,824
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	4,720	5,410,442

		12,861,771

New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	1,120	1,292,024
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	3,193	3,451,511
Series G, 4.00%, 01/01/43	2,957	3,157,429
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	2,581	2,691,877

		10,592,841

New York — 10.2%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,990	3,161,013
City of New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(f)	4,228	4,959,774
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(f)	2,280	2,356,030

Security	Par (000)	Value

New York (continued)
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	$7,641	$8,540,892
2nd General Resolution, Series FF, 5.00%, 06/15/39	4,050	4,634,631
Series DD, 5.00%, 06/15/35	2,280	2,591,744
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,423,313
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,057	2,375,106
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,565,682
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	3,081	3,589,417

		49,197,602

Ohio — 1.6%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(f)	3,210	3,366,381
4.00%, 11/15/43	4,007	4,319,885

		7,686,266

Pennsylvania — 1.6%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(f)	4,273	4,631,820
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,220	1,385,487
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,678	1,756,334

		7,773,641

Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,960	2,033,382

Texas — 4.3%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	2,010	2,061,751
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,679	1,974,528
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	962,284
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	4,720	5,380,127
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(f)	4,501	4,768,899
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	2,985	3,105,713
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	2,564	2,644,253

		20,897,555

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	3,079	3,722,727

Washington — 1.7%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,717,679

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	$3,930	$4,684,940

		8,402,619

Wisconsin — 0.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	640	684,410

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.0% (Cost — $226,742,640)		236,076,863

Total Long-Term Investments — 163.1% (Cost — $731,646,761)		785,045,089

	Shares

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(g)(h)	487,772	487,821

Total Short-Term Securities — 0.1% (Cost — $487,821)		487,821

Total Investments — 163.2% (Cost — $732,134,582)		785,532,910

Other Assets Less Liabilities — 1.5%		6,888,063

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.0)%		(134,834,742)

VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (36.7)%		(176,374,423)

Net Assets Applicable to Common Shares — 100.0%		$481,211,808

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2019 to July 1, 2034, is $26,932,050. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	487,772	487,772	$487,821	$22,155	$1,544	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	126	06/19/19	$15,583	$(80,566)
Long U.S. Treasury Bond	263	06/19/19	38,784	(206,463)
5-Year U.S. Treasury Note	27	06/28/19	3,122	(15,444)

				$(302,473)

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY)

Derivative Financial Instruments Categorized by Risk Exposure

As of year ended, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$302,473	$—	$302,473

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,473,937)	$—	$(1,473,937)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(376,010)	$—	$(376,010)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$44,062,209

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$785,045,089	$—	$785,045,089
Short-Term Securities	487,821	—	—	487,821

	$487,821	$785,045,089	$—	$785,532,910

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(302,473)	$—	$—	$(302,473)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(134,198,458)	$—	$(134,198,458)
VRDP Shares at Liquidation Value	—	(176,600,000)	—	(176,600,000)

	$—	$(310,798,458)	$—	$(310,798,458)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments April 30, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 114.1%

Alabama — 0.9%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 5.00%, 03/01/45	$915	$1,021,854
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	650	652,249
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/34	240	275,988
5.00%, 12/01/47	655	740,589

		2,690,680

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	911,073

Arizona — 1.2%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/32	1,000	1,110,510
County of Maricopa Arizona IDA, Refunding RB, HonorHealth, Series A, 5.00%, 09/01/36	575	668,932
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,090,136
5.00%, 10/01/29	925	938,024

		3,807,602

California — 9.1%
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 08/01/38(b)	4,800	1,905,696
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	500	503,290
Sutter Health, Series B, 5.88%, 08/15/20(a)	1,000	1,055,760
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,140	1,576,358
St. Joseph Health System, Series A, 5.00%, 07/01/37	945	1,048,638
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,290	1,394,000
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	865	881,582
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	705	829,052
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	365	423,126
Series A, 5.00%, 03/01/37	400	462,212
Series A-1, 5.75%, 03/01/34	700	743,155
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	575	622,190
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	1,515	1,507,349
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(c)	5,000	4,536,900
San Diego California Community College District, GO, CAB, Election of 2006(b):
0.00%, 08/01/31	1,855	1,071,986
0.00%, 08/01/32	2,320	1,257,510
San Diego California Unified School District, GO, Election of 2008(b):
CAB, Series C, 0.00%, 07/01/38	1,400	774,018
CAB, Series G, 0.00%, 07/01/34	580	293,695
CAB, Series G, 0.00%, 07/01/35	615	292,605

Security	Par (000)	Value

California (continued)
CAB, Series G, 0.00%, 07/01/36	$920	$411,304
CAB, Series G, 0.00%, 07/01/37	615	258,441
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(b)	1,110	794,183
San Marcos Unified School District, GO, Election of 2010, Series A(a):
5.00%, 08/01/21	600	648,444
5.00%, 08/01/21	490	529,563
State of California, GO, Various Purposes, 5.00%, 04/01/42	1,500	1,616,730
Yosemite Community College District, GO, CAB, Election of 2004, Series D(b):
0.00%, 08/01/36	2,000	1,165,240
0.00%, 08/01/37	2,790	1,548,338

		28,151,365

Colorado — 2.8%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,165	1,227,980
Colorado Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, Series A, 4.00%, 11/15/46	945	996,550
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 09/01/32(b)	5,500	2,688,290
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	1,000	1,036,080
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	2,500	2,746,650

		8,695,550

Connecticut — 1.1%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	365	374,848
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	685	727,895
Series A-1, 3.80%, 11/15/39	415	429,371
Sub-Series B-1, 4.00%, 05/15/45	1,290	1,342,683
State of Connecticut, GO, Series C, 5.00%, 06/15/32	545	648,185

		3,522,982

Florida — 10.4%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,420	1,548,893
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	550	562,502
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	888,475
5.38%, 10/01/32	1,100	1,169,146
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 06/01/19(a)	900	902,916
Seaport Department, Series A, 6.00%, 10/01/38	1,780	2,042,390
Seaport Department, Series B, AMT, 6.25%, 10/01/38	360	414,205
Seaport Department, Series B, AMT, 6.00%, 10/01/42	580	660,893
Seaport Department, Series B, AMT, 6.00%, 10/01/30	570	652,279
County of Miami-Dade Florida, Refunding RB, 4.00%, 10/01/40	785	831,142
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	160	179,163
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT:
5.00%, 10/01/32	1,730	1,870,874
5.00%, 10/01/38	425	477,607
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	2,635	2,922,162

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	$495	$538,441
5.00%, 08/01/47	1,435	1,555,727
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	460	470,608
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	30	32,361
5.00%, 10/01/31	1,870	2,011,765
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	1,560	1,790,443
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/19(a)	250	251,625
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,593,032
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/37	660	768,728
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	2,170	2,495,305
Sub-Series A, 5.00%, 10/01/52	1,330	1,520,163
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,040	1,169,002
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	1,840	2,015,702

		32,335,549

Georgia — 1.1%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	440	507,531
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,110	1,144,521
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/43	615	700,460
4.00%, 04/01/48(d)	235	253,610
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	120	132,893
5.00%, 04/01/44	550	599,242

		3,338,257

Hawaii — 0.4%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	1,150	1,287,149

Illinois — 13.0%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	505	553,202
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	1,680	1,795,130
3rd Lien, Series A, 5.75%, 01/01/39	320	339,501
Senior Lien, Series D, 5.25%, 01/01/42	2,585	3,012,921
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	3,235	3,550,412
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	542,985
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	400	429,748

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(a)	$2,070	$2,109,620
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	665	679,012
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	305	334,237
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,220	1,301,520
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30	10,865	10,893,575
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	2,465	2,815,400
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36(b)	10,000	5,058,600
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	2,980	1,055,009
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	575	625,819
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	2,000	2,598,180
State of Illinois, GO:
5.25%, 02/01/33	735	779,019
5.50%, 07/01/33	710	756,768
5.25%, 02/01/34	735	777,564
5.50%, 07/01/38	390	412,417

		40,420,639

Indiana — 0.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,073,090
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	445	479,990
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	770	832,316

		2,385,396

Iowa — 1.9%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	4,925	4,980,160
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	305	318,048
5.70%, 12/01/27	305	318,170
5.80%, 12/01/29	210	218,625
5.85%, 12/01/30	215	223,565

		6,058,568

Kentucky — 0.1%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 02/01/29	225	225,594

Louisiana — 1.8%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,620	2,886,742
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/46	2,400	2,698,032

		5,584,774

Maine — 0.4%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	1,120	1,183,056

Maryland — 0.4%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	1,030	1,090,152

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 2.4%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	$1,855	$2,074,669
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	815	863,240
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	56,643
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	700	726,943
Series C, 5.00%, 12/01/30	1,620	1,623,451
Series C, 5.35%, 12/01/42	315	315,706
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,110	1,219,790
Sub-Series B, 4.00%, 02/15/43	670	702,535

		7,582,977

Michigan — 6.0%
City of Detroit Michigan Water Supply System Revenue, RB:
2nd Lien, Series B (AGM), 6.25%, 07/01/19(a)	350	352,629
Senior Lien, Series A, 5.25%, 07/01/41	1,600	1,701,072
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,700	1,826,667
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	545	574,245
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	1,050	1,092,977
Trinity Health Credit Group, 5.00%, 12/01/21(a)	15	16,256
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	2,630	2,799,030
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	570	672,497
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	1,465	1,677,044
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	720	792,907
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	648,720
Series II-A, 5.38%, 10/15/36	1,000	1,079,950
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,052,418
State of Michigan Housing Development Authority, RB:
M/F Housing, Series A, 4.15%, 10/01/53	1,680	1,739,321
S/F Housing, Series C, 4.13%, 12/01/38	1,305	1,382,778
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	382,095

		18,790,606

Nebraska — 0.9%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	2,650	2,890,275

Nevada — 0.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	1,000	1,019,830
(AGM), 5.25%, 07/01/39	1,700	1,734,731

		2,754,561

New Jersey — 9.0%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	790	872,144
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	610	676,655
Series WW, 5.25%, 06/15/33	135	148,906
Series WW, 5.00%, 06/15/34	180	195,302
Series WW, 5.00%, 06/15/36	800	864,152
Series WW, 5.25%, 06/15/40	320	347,293

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	$295	$304,732
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	230	244,651
5.50%, 12/01/26	160	170,104
5.75%, 12/01/28	85	90,981
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	840	875,708
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	1,315	1,416,531
Transportation Program, Series AA, 5.00%, 06/15/38	1,180	1,258,553
Transportation System, CAB, Series A, 0.00%, 12/15/29(b)	225	155,786
Transportation System, Series A, 5.50%, 06/15/41	4,265	4,471,383
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	1,400	1,664,292
Transportation System, Series AA, 5.50%, 06/15/39	4,650	4,996,472
Transportation System, Series B, 5.00%, 06/15/42	3,680	3,806,997
Transportation System, Series D, 5.00%, 06/15/32	525	570,166
Tobacco Settlement Financing Corp. New Jersey, Refunding RB:
Series A, 5.00%, 06/01/34	820	945,427
Series A, 5.00%, 06/01/36	1,220	1,392,715
Series A, 4.00%, 06/01/37	510	520,904
Sub-Series B, 5.00%, 06/01/46	2,005	2,091,135

		28,080,989

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	325	364,182

New York — 6.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 06/15/44	1,250	1,357,937
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,000	1,077,760
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,427,722
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	375	402,769
5.75%, 02/15/47	235	250,898
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48	5,000	5,384,000
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	4,950	5,405,350
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	555	624,492
Consolidated,186th Series, 5.00%, 10/15/44	1,110	1,238,061
Series 207, 4.00%, 09/15/43	410	436,109

		18,605,098

Ohio — 0.9%
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	405	421,832
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	460	514,942
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	290	304,770
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	610	681,217
5.25%, 02/15/33	850	947,597

		2,870,358

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	$495	$523,566

Oregon — 0.4%
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(c)	390	427,549
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	875	416,456
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	380	395,645

		1,239,650

Pennsylvania — 11.9%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT:
5.00%, 07/01/35	670	776,463
5.00%, 07/01/47	765	869,736
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	2,110	2,266,815
Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	935	994,457
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	840	875,154
Pennsylvania Economic Development Financing Authority, RB:
UPMC, Series B, 4.00%, 03/15/40	3,000	3,157,860
AMT, 5.00%, 06/30/42	3,300	3,615,480
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	2,220	2,477,209
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,155	1,273,572
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	835	885,000
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	3,175	3,553,682
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	790	816,655
Series 128-B, 3.85%, 04/01/38	1,760	1,823,008
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	616,000
Series A-1, 5.00%, 12/01/41	730	830,492
Series B, 5.00%, 12/01/40	285	322,631
Series C, 5.50%, 12/01/23(a)	490	572,183
Series C, 5.00%, 12/01/39	2,900	3,242,722
Sub-Series A-1, 5.00%, 12/01/41	1,755	1,953,210
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(a)	2,245	2,380,710
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	500	534,110
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	1,835	1,954,165
Series A-1, 5.00%, 12/01/40	680	764,735
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	270	303,545

		36,859,594

Rhode Island — 1.2%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	415	470,456
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	945	928,982
5.00%, 06/01/50	2,340	2,400,302

		3,799,740

Security	Par (000)	Value

South Carolina — 7.2%
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	$1,360	$1,514,251
South Carolina Jobs EDA, RB, McLeod Health Obligated Group, 5.00%, 11/01/48	2,010	2,316,766
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.50%, 08/01/21(a)	100	110,723
Prisma Health Obligated Group, 5.00%, 05/01/38	2,220	2,558,217
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/48	470	539,405
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(a)	3,420	3,470,924
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	2,040	2,288,370
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	3,935	4,369,739
Series E, 5.50%, 12/01/53	2,820	3,102,903
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	2,006,170

		22,277,468

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,085	1,142,082

Tennessee — 0.6%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	750	773,167
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	1,110	1,239,637

		2,012,804

Texas — 15.1%
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/42	1,240	1,363,492
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	605	648,179
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	500	552,320
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	1,850	937,358
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	1,680	1,983,509
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	839,445
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	1,908,396
Series D, 5.00%, 11/01/42	1,140	1,206,086
Series H, 5.00%, 11/01/32	2,715	2,894,109
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	975,140
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	3,020	1,328,740
North Texas Tollway Authority, RB, Convertible CAB, Series C, 6.75%, 09/01/31(a)(c)	10,000	12,837,100
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	1,090	1,163,215
1st Tier System, Series A, 6.00%, 01/01/28	450	451,476
1st Tier System, Series A, 5.00%, 01/01/43	790	921,266
Series B, 5.00%, 01/01/40	530	578,495

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	$1,150	$552,276
0.00%, 09/15/36	3,875	1,751,577
0.00%, 09/15/37	17,775	7,552,420
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	350	370,370
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,030	1,115,037
5.00%, 12/15/32	3,445	3,721,254
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,135	1,238,932

		46,890,192

Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	395	456,051
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,095	1,254,246

		1,710,297

Washington — 2.9%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,730	1,968,186
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	900	994,302
State of Washington Convention Center Public Facilities District, RB, 5.00%, 07/01/43	545	631,818
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	3,000	3,217,920
Providence Health & Services, 4.00%, 10/01/45	630	657,613
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,023,250
Providence Health & Services, Series A, 5.25%, 10/01/39	550	565,791

		9,058,880

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	870	894,421

Wisconsin — 1.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,219,476
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.15%, 11/01/48	1,920	2,017,152
4.45%, 05/01/57	1,030	1,083,076

		4,319,704

Total Municipal Bonds — 114.1% (Cost — $328,215,419)		354,355,830

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.3%
City of Phoenix Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 07/01/19(a)	1,000	1,005,460

California — 2.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(f)	3,391	3,610,248

Security	Par (000)	Value

California (continued)
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	$1,391	$1,669,670
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	1,699	1,718,357
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	359	362,437

		7,360,712

Colorado — 2.0%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(f)	2,084	2,466,827
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 07/01/34(f)	780	783,549
5.00%, 02/01/41	3,000	3,104,730

		6,355,106

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,231	1,400,792

District of Columbia — 0.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	855	873,402
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	920	959,463

		1,832,865

Florida — 8.3%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	2,740	3,119,100
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGM), 5.00%, 07/01/35	2,100	2,173,405
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	1,540	1,664,478
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	6,901	7,225,654
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	3,394	3,426,308
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,381,523
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	2,340	2,671,890

		25,662,358

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Housing Mortgage Bonds, Series A, 3.70%, 06/01/49	1,821	1,860,420

Illinois — 5.5%
City of Chicago Illionis Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	490	490,240
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	12,545,603
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)(f)	1,130	1,134,468
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	1,859	2,022,003
Series B, 5.00%, 01/01/40	930	1,052,521

		17,244,835

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,350	1,422,900

Maine — 0.4%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	1,251	1,324,090

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 1.3%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	$939	$1,079,982
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	2,478	2,848,792

		3,928,774

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,321	1,477,813

Michigan — 2.5%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	1,750	1,946,763
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	4,685	5,005,876
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	871,492

		7,824,131

Nebraska — 0.8%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	2,581	2,612,566

Nevada — 2.7%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	2,716	3,235,702
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 07/01/19(a)	1,574	1,585,256
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,080	3,530,542

		8,351,500

New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	720	830,586
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	2,054	2,219,986
Series G, 4.00%, 01/01/43	1,906	2,035,500
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	1,580	1,648,514

		6,734,586

New York — 7.8%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,940	2,050,958
City of New York New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(f)	2,714	3,183,401
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(f)	1,500	1,550,020
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	4,920	5,500,156
2nd General Resolution, Series FF, 5.00%, 06/15/39	2,595	2,969,597
Series DD, 5.00%, 06/15/35	1,470	1,670,993
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,516,590
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,338	1,544,972
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,330,790

		24,317,477

Security	Par (000)	Value

Ohio — 1.5%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(f)	$1,875	$1,966,344
4.00%, 11/15/43	2,581	2,782,847

		4,749,191

Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	800	908,516
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,094	1,144,754

		2,053,270

Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,300	1,348,672

Texas — 4.5%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	1,305	1,338,599
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,050,800
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,094	1,286,969
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,080	3,510,761
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(f)	1,996	2,114,212
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,649	1,700,981

		14,002,322

Utah — 1.7%
County of Utah Utah, RB, IHC Health Services, Inc., Series B, 4.00%, 05/15/47	5,135	5,358,666

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	1,962	2,372,326

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,394,623
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,565	3,057,728

		5,452,351

Wisconsin — 0.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	1,920	2,053,229

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.9% (Cost — $150,810,737)		158,106,412

Total Long-Term Investments — 165.0% (Cost — $479,026,156)		512,462,242

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Shares		Value

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(g)(h)	746,789	$746,864

Total Short-Term Securities — 0.2% (Cost — $746,886)		746,864

Total Investments — 165.2% (Cost — $479,773,042)		513,209,106

Other Assets Less Liabilities — 1.6%		4,842,820

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.3)%		(90,940,914)

VMTP Shares, at Liquidation Value — (37.5)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$310,611,012

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between June 15, 2019 to July 01, 2034, is $13,143,159. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	746,789	746,789	$746,864	$22,822	$15	$(22)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	62	06/19/19	$7,668	$(39,985)
Long U.S. Treasury Bond	174	06/19/19	25,660	(132,659)
5-Year U.S. Treasury Note	21	06/28/19	2,428	(9,335)

				$(181,979)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$181,979	$—	$181,979

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT)

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(914,316)	$—	$(914,316)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(230,893)	$—	$(230,893)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$28,123,979

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$512,462,242	$—	$512,462,242
Short-Term Securities	746,864	—	—	746,864

	$746,864	$512,462,242	$—	$513,209,106

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(181,979)	$—	$—	$(181,979)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(90,516,620)	$—	$(90,516,620)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(207,016,620)	$—	$(207,016,620)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Statements of Assets and Liabilities

April 30, 2019

	MYD	MQY	MQT

ASSETS
Investments at value — unaffiliated(a)	$1,052,013,250	$785,045,089	$512,462,242
Investments at value — affiliated(b)	5,923,141	487,821	746,864
Cash	207,398	196,860	125,578
Cash pledged for futures contracts	872,850	842,650	535,550
Receivables:
Investments sold	45,000	—	—
Dividends — affiliated	11,677	2,185	2,829
Interest — unaffiliated	16,404,565	9,336,519	6,284,390
Prepaid expenses	30,259	24,763	21,944

Total assets	1,075,508,140	795,935,887	520,179,397

ACCRUED LIABILITIES
Payables:
Investments purchased	—	805,774	530,251
Income dividend distributions	2,766,560	1,719,886	1,082,784
Interest expense and fees	677,362	636,284	424,294
Investment advisory fees	438,748	322,872	211,010
Directors’ and Officer’s fees	368,755	260,417	2,556
Other accrued expenses	280,819	240,714	196,054
Variation margin on futures contracts	170,609	165,251	104,816

Total accrued liabilities	4,702,853	4,151,198	2,551,765

OTHER LIABILITIES
TOB Trust Certificates	136,924,896	134,198,458	90,516,620
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	251,048,238	176,374,423	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	116,500,000

Total other liabilities	387,973,134	310,572,881	207,016,620

Total liabilities	392,675,987	314,724,079	209,568,385

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$682,832,153	$481,211,808	$310,611,012

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$626,109,966	$430,574,223	$279,476,656
Accumulated earnings	56,722,187	50,637,585	31,134,356

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$682,832,153	$481,211,808	$310,611,012

Net asset value per Common share	$14.56	$15.67	$13.77

(a) Investments at cost — unaffiliated	$987,458,703	$731,646,761	$479,026,156
(b) Investments at cost — affiliated	$5,923,723	$487,821	$746,886
(c) Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
(d) Preferred Shares authorized	16,234	11,766	7,565
(e) Par value per Common Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	46,890,851	30,712,248	22,558,009
(g) Common Shares authorized	199,983,766	199,988,234	199,992,435

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2019

	MYD	MQY	MQT

INVESTMENT INCOME
Interest — unaffiliated	$49,324,022	$32,804,052	$21,240,668
Dividends — affiliated	103,326	22,155	22,822

Total investment income	49,427,348	32,826,207	21,263,490

EXPENSES
Investment advisory	5,379,602	3,903,378	2,547,549
Accounting services	138,549	111,564	84,464
Professional	124,105	137,988	84,154
Directors and Officer	74,512	52,185	27,100
Transfer agent	52,616	43,212	30,543
Liquidity fees	25,603	2,316	—
Remarketing fees on Preferred Shares	25,130	2,274	—
Registration	18,461	11,873	9,401
Custodian	16,796	15,330	20,189
Printing	13,480	12,993	10,613
Rating agency	43,753	43,611	43,498
Miscellaneous	21,289	22,443	17,232

Total expenses excluding interest expense, fees and amortization of offering costs	5,933,896	4,359,167	2,874,743
Interest expense, fees and amortization of offering costs(a)	9,293,746	7,220,983	4,920,054

Total expenses	15,227,642	11,580,150	7,794,797
Less fees waived and/or reimbursed by the Manager	(6,993)	(1,526)	(1,609)

Total expenses after fees waived and/or reimbursed	15,220,649	11,578,624	7,793,188

Net investment income	34,206,699	21,247,583	13,470,302

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	298,980	(791,023)	(600,874)
Investments — affiliated	1,587	1,540	—
Futures contracts	(1,245,701)	(1,473,937)	(914,316)
Capital gain distributions from investment companies — affiliated	82	4	15

	(945,052)	(2,263,416)	(1,515,175)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,665,969	17,021,344	10,541,183
Investments — affiliated	(582)	—	(22)
Futures contracts	(275,233)	(376,010)	(230,893)

	9,390,154	16,645,334	10,310,268

Net realized and unrealized gain	8,445,102	14,381,918	8,795,093

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$42,651,801	$35,629,501	$22,265,395

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets

	MYD		MQY
	Year Ended April 30,		Year Ended April 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$34,206,699	$36,916,680	$21,247,583	$23,677,338
Net realized gain (loss)	(945,052)	1,279,545	(2,263,416)	1,664,011
Net change in unrealized appreciation (depreciation)	9,390,154	(15,557,093)	16,645,334	(10,687,746)

Net increase in net assets applicable to Common Shareholders resulting from operations	42,651,801	22,639,132	35,629,501	14,653,603

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(33,896,411)	(38,299,513)	(21,751,581)	(25,268,200)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	1,868,058	—	190,750

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	8,755,390	(13,792,323)	13,877,920	(10,423,847)
Beginning of year	674,076,763	687,869,086	467,333,888	477,757,735

End of year	$682,832,153	$674,076,763	$481,211,808	$467,333,888

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MQT
	Year Ended April 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$13,470,302	$14,800,414
Net realized gain (loss)	(1,515,175)	1,108,773
Net change in unrealized appreciation (depreciation)	10,310,268	(7,361,007)

Net increase in net assets applicable to Common Shareholders resulting from operations	22,265,395	8,548,180

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common shareholders	(13,351,341)	(15,558,100)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	8,914,054	(7,009,920)
Beginning of year	301,696,958	308,706,878

End of year	$310,611,012	$301,696,958

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Cash Flows

Year Ended April 30, 2019

	MYD	MQY	MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$42,651,801	$35,629,501	$22,265,395
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	230,294,567	190,878,456	112,996,460
Purchases of long-term investments	(198,646,484)	(186,642,229)	(116,712,076)
Net purchases of short-term securities	(2,437,584)	(486,281)	(746,886)
Amortization of premium and accretion of discount on investments and other fees	1,486,315	(240,738)	324,344
Net realized (gain) loss on investments	(300,567)	789,483	600,874
Net unrealized appreciation on investments	(9,665,387)	(17,021,344)	(10,541,161)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(9,018)	480	(2,512)
Interest — unaffiliated	650,086	513,580	(4,381)
Capital gain distributions — affiliated	1,688	2,881	2,101
Prepaid expenses	4,794	2,555	1,072

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(11,405)	3,158	4,561
Interest expense and fees	27,765	90,144	122,947
Directors’ and Officer’s fees	11,367	7,655	(195)
Variation margin on futures contracts	79,234	63,157	38,285
Other accrued expenses	18,069	18,640	18,358

Net cash provided by operating activities	64,155,241	23,609,098	8,367,186

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	33,500,050	25,718,932	16,516,084
Repayments of TOB Trust Certificates	(63,000,113)	(26,149,322)	(10,597,875)
Proceeds from Loan for TOB Trust Certificates	1,494,471	—	—
Repayments of Loan for TOB Trust Certificates	(1,494,471)	—	—
Cash dividends paid to Common Shareholders	(33,990,193)	(21,966,567)	(13,486,690)
Increase (decrease) in bank overdraft	—	(604,352)	(412,127)
Amortization of deferred offering costs	15,860	10,071	—

Net cash (used for) financing activities	(63,474,396)	(22,991,238)	(7,980,608)

CASH
Net increase in restricted and unrestricted cash	680,845	617,860	386,578
Restricted and unrestricted cash at beginning of year	399,403	421,650	274,550

Restricted and unrestricted cash at end of year	$1,080,248	$1,039,510	$661,128

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$9,250,123	$7,120,768	$4,797,107

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	207,398	196,860	125,578
Cash pledged for futures contracts	872,850	842,650	535,550

	$1,080,248	$1,039,510	$661,128

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	22,553	—	—
Cash pledged for futures contracts	376,850	421,650	274,550

	$399,403	$421,650	$274,550

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MYD

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.38	$14.71	$15.61	$15.29	$14.71

Net investment income(a)	0.73	0.79	0.84	0.90	0.91
Net realized and unrealized gain (loss)	0.17	(0.30)	(0.87)	0.35	0.62

Net increase (decrease) from investment operations	0.90	0.49	(0.03)	1.25	1.53

Distributions to Common Shareholders from net investment income(b)	(0.72)	(0.82)	(0.87)	(0.93)	(0.95)

Net asset value, end of year	$14.56	$14.38	$14.71	$15.61	$15.29

Market price, end of year	$14.15	$13.12	$14.75	$15.73	$14.91

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.80%	3.47%	(0.16)%	8.81%	10.91%

Based on market price	13.76%	(5.85)%	(0.65)%	12.36%	12.51%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.27%	2.00%	1.75%	1.39%	1.37%

Total expenses after fees waived and/or reimbursed	2.27%	2.00%	1.75%	1.39%	1.36%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(d)(e)	0.88%	0.89%	0.89%	0.88%	0.89%

Net investment income to Common Shareholders	5.10%	5.33%	5.52%	5.91%	5.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$682,832	$674,077	$687,869	$728,621	$713,237

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$371,612	$368,129	$373,615	$389,825	$383,706

Borrowings outstanding, end of year (000)	$136,925	$167,150	$168,316	$173,776	$163,621

Portfolio turnover rate	17%	9%	10%	9%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended April 30,
	2019	2018	2017	2016	2015
Expense ratios	0.88%	0.88%	0.89%	0.88%	0.88%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQY

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.22	$15.56	$16.47	$16.12	$15.73

Net investment income(a)	0.69	0.77	0.85	0.90	0.92
Net realized and unrealized gain (loss)	0.47	(0.29)	(0.89)	0.40	0.43

Net increase (decrease) from investment operations	1.16	0.48	(0.04)	1.30	1.35

Distributions to Common Shareholders(b)
From net investment income	(0.69)	(0.82)	(0.87)	(0.95)	(0.96)
From net realized gain	(0.02)	—	—	—	—

Total distributions	(0.71)	(0.82)	(0.87)	(0.95)	(0.96)

Net asset value, end of year	$15.67	$15.22	$15.56	$16.47	$16.12

Market price, end of year	$13.99	$13.83	$15.14	$16.56	$15.52

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.42%	3.28%	(0.12)%	8.61%	9.09%

Based on market price	6.53%	(3.55)%	(3.34)%	13.35%	11.32%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.48%	2.05%	1.74%	1.47%	1.46%

Total expenses after fees waived and/or reimbursed	2.48%	2.05%	1.74%	1.47%	1.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense fees, and amortization of offering costs(d)(e)	0.93%	0.91%	0.89%	1.09%	1.25%

Net investment income to Common Shareholders	4.55%	4.91%	5.28%	5.62%	5.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$481,212	$467,334	$477,758	$505,367	$494,475

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$372,487	$364,628	$370,531	$386,165	$379,997

Borrowings outstanding, end of year (000)	$134,198	$139,144	$119,144	$112,111	$114,962

Portfolio turnover rate	21%	20%	13%	10%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Year Ended April 30,
2019	2018	2017	2016	2015
0.93%	0.91%	0.89%	0.92%	0.89%

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQT

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.37	$13.69	$14.45	$14.18	$13.78

Net investment income(a)	0.60	0.66	0.73	0.79	0.80
Net realized and unrealized gain (loss)	0.39	(0.29)	(0.74)	0.30	0.45

Net increase (decrease) from investment operations	0.99	0.37	(0.01)	1.09	1.25

Distributions to Common Shareholders from net investment income(b)	(0.59)	(0.69)	(0.75)	(0.82)	(0.85)

Net asset value, end of year	$13.77	$13.37	$13.69	$14.45	$14.18

Market price, end of year	$12.26	$11.98	$12.94	$14.33	$13.44

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.21%	3.01%	0.12%	8.48%	9.70%

Based on market price	7.52%	(2.35)%	(4.57)%	13.42%	10.98%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.59%	2.10%	1.79%	1.48%	1.47%

Total expenses after fees waived and/or reimbursed	2.58%	2.10%	1.79%	1.48%	1.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.95%	0.92%	0.90%	0.91%	0.92%

Net investment income to Common Shareholders	4.47%	4.75%	5.13%	5.60%	5.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$310,611	$301,697	$308,707	$326,072	$319,848

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$366,619	$358,967	$364,984	$379,890	$374,548

Borrowings outstanding, end of year (000)	$90,517	$87,513	$72,634	$75,273	$78,851

Portfolio turnover rate	22%	21%	13%	10%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors.

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The funds’ management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MYD	$2,367,672	$669,091	$243,306	$3,280,069
MQY	2,154,018	585,324	210,903	2,950,245
MQT	1,440,738	395,274	138,828	1,974,840

For the year ended April 30, 2019, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$232,831,547	$136,924,896	2.26% — 2.48%	$153,540,172	2.13%
MQY	236,076,863	134,198,458	2.26 — 2.57	137,021,317	2.15
MQT	158,106,412	90,516,620	2.26 — 2.65	91,621,856	2.15

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, the fund enters into a reimbursement agreement with the Liquidity Provider where the fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at April 30, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at April 30, 2019.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended April 30, 2019, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYD	$—	—%	$4,094	0.78%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2019, the amounts waived were as follows:

	MYD	MQY	MQT
Amounts waived	$6,993	$1,526	$1,609

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the year ended April 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended April 30, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$182,257,668	$165,832,123	$110,117,500
Sales	229,461,957	189,026,803	110,907,496

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MYD	MQY	MQT
Paid-in capital	$(495,546)	$(10,070)	$(1,402,772)
Accumulated earnings	495,546	10,070	1,402,772

The tax character of distributions was as follows:

	MYD	MQY	MQT
Tax-exempt income(a)
4/30/2019	$39,846,708	$25,214,346	$16,192,883
4/30/2018	43,101,937	28,676,092	17,888,903
Ordinary income(b)
4/30/2019	47,520	148,431	103,672
4/30/2018	14,241	11,076	42,842
Long-term capital gains(c)
4/30/2019	—	649,471	—
4/30/2018	—	—	—

Total
4/30/2019	$39,894,228	$26,012,248	$16,296,555

4/30/2018	$43,116,178	$28,687,168	$17,931,745

(a)	The Funds designate these amounts paid during the fiscal year ended April 30, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

(c)	The Fund designates this amount paid during the fiscal year ended April 30, 2019, as 20% rate long-term capital gain dividends.

As of period end, the tax components of accumulated earnings were as follows:

	MYD	MQY	MQT
Undistributed tax-exempt income	$36,535	$805,492	$232,033
Undistributed ordinary income	6,893	48,780	3,187
Non-expiring capital loss carryforwards(a)	(7,915,483)	—	(1,746,813)
Net unrealized gains(b)	64,594,242	52,877,972	32,645,949
Qualified late-year losses(c)	—	(3,094,659)	—

	$56,722,187	$50,637,585	$31,134,356

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the accrual of income on securities in default, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of April 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$855,743,032	$598,202,391	$390,046,536

Gross unrealized appreciation	$68,376,476	$53,638,855	$33,502,294
Gross unrealized depreciation	(3,108,014)	(506,794)	(856,345)

Net unrealized appreciation	$65,268,462	$53,132,061	$32,645,949

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Concentration Risk: As of period end, the Funds have invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the period shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	MYD	MQY
2019	—	—
2018	125,519	12,019

For the years ended April 30, 2019 and April 30, 2018, shares issued and outstanding remained constant for MQT.

On November 15, 2018, the Board of Directors authorized the Funds to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Fund may repurchase, up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended April 30, 2019, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	07/01/41
MQY	9/15/11	1,766	176,600,000	10/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of the period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows

	MYD	MQY
Expiration Date . . . . . . . . . . . . . . . . . . . . . .	04/15/20	04/15/20

In the event a fee agreement is not renewed or is terminated in advance, and the VRDP Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

	Long-term Moody’s Rating	Long-term Fitch Rating
MYD	Aa1	AAA
MQY	Aa1	AAA

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Fund has commenced or is set to commence a special rate period:

	Commencement Date	Expiration Date as of period ended April 30, 2019
MYD	04/07/14	04/15/20
MQY	10/22/15	04/15/20

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of the an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2019 the annualized dividend rates for the VRDP Shares were as follows:

	MYD	MQY
Rate	2.39%	2.41%

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MQT	12/16/2011	1,165	$116,500,000	7/2/2020	Aa1	AAA

Redemption Terms: MQT is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the MQT. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if MQT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2019, the average annualized dividend rate for the VMTP Shares was 2.53%

For the year ended April 30, 2019, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares, with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MYD	$5,997,817	$15,860
MQY	4,260,667	10,071
MQT	2,945,214	—

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018, were classified as follows:

Net Investment Income
MYD	$38,299,513
MQY	25,268,200
MQT	15,558,100

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Undistributed net investment income as of April 30, 2018, is as follows:

Undistributed Net Investment Income
MYD	$1,718,990
MQY	2,286,868
MQT	2,617,106

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share				Preferred Shares (c)
	Paid	(a)	Declared	(b)	Shares	Series	Declared
MYD	$0.059000		$0.059000		VRDP	W-7	$562,585
MQY	0.056000		0.056000		VRDP	W-7	400,023
MQT	0.048000		0.048000		VMTP	W-7	260,120

(a)	Net investment income dividend paid on June 3, 2019 to Common Shareholders of record on May 15, 2019.
(b)	Net investment income dividend declared on June 3, 2019 payable to Common Shareholders of record on June 14, 2019.
(c)	Dividends declared for period May 1, 2019 to May 31, 2019.

NOTES TO FINANCIAL STATEMENTS	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 21, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	55

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	88 RICs consisting of 112 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	88 RICs consisting of 112 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	88 RICs consisting of 112 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	88 RICs consisting of 112 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Director (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	88 RICs consisting of 112 Portfolios	None

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	88 RICs consisting of 112 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 295 Portfolios	None
John M. Perlowski 1964	Director (Since 2014); President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 295 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

DIRECTOR AND OFFICER INFORMATION	57

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Providers

Bank of America, N.A.(a)

New York, NY 10036

VRDP Remarketing Agents

BofA Securities, Inc.(a)

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MYD and MQY.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	59

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

OTC	Over-the-Counter

PSF	Permanent School Fund

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	61

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-4/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$40,188	$40,188	$0	$0	$17,400	$17,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$17,400	$17,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Kalinoski and Romaglino have been members of the registrant’s portfolio management team since 2000 and 2017, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Christian Romaglino	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

(a)(2)	As of April 30, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	16	0	0	0	0	0
	$31.34 Billion	$0	$0	$0	$0	$0
Christian Romaglino	12	0	0	0	0	0
	$5.27 Billion	$0	$0	$0	$0	$0

(iv)   Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2019:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Christian Romaglino	None

(b) Not Applicable

Item	9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1 – 30, 2018	0	0	0	0
December 1 – 31, 2018	0	0	0	1,535,612
November 1- 30, 2018	0	0	0	1,535,612
December 1 – 31, 2018	0	0	0	1,535,612
January 1 – 31, 2019	0	0	0	1,535,612
February 1 – 28, 2019	0	0	0	1,535,612
Total:	0	0	0	1,535,612

1The Fund announced an open market share repurchase program on November 15, 2018 pursuant to which the Fund was authorized to repurchase, through November 30, 2019, up to 5% of its common shares based on common shares outstanding on November 30, 2018, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: July 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: July 8, 2019